Exhibit 99.1

Contacts:	For Media:	John Calagna
(212) 578-6252

	For Investors:	Conor Murphy
(212) 578-7788
METLIFE TO ACQUIRE AMERICAN LIFE INSURANCE COMPANY FROM
AMERICAN INTERNATIONAL GROUP FOR APPROXIMATELY $15.5 BILLION
Combination of highly complementary businesses will create a global life insurance and employee benefits powerhouse with compelling growth opportunities
NEW YORK, March 8, 2010 – MetLife, Inc. (NYSE: MET) announced today a definitive agreement to acquire one of American International Group, Inc.’s (AIG) international subsidiaries, American Life Insurance Company (ALICO), for approximately $15.5 billion. The consideration will consist of $6.8 billion in cash and approximately $8.7 billion in MetLife equity securities, subject to closing adjustments.
Specifically, the equity security portion of the purchase price will consist of 78.2 million shares of MetLife common stock valued at $3.0 billion, 6.9 million shares of contingent convertible preferred stock valued at $2.7 billion and 40 million equity units having an aggregate stated value of $3.0 billion. The values of the common stock and the preferred stock are based upon the closing price of MetLife’s common stock on the New York Stock Exchange on Friday, March 5, 2010. Finally, MetLife expects the cash portion of the purchase price to be financed through a combination of the issuances of senior debt and MetLife common stock as well as cash on hand.
The acquisition of ALICO, one of the world’s largest and most diversified international life insurance companies, accelerates MetLife’s global growth strategy. Upon completion of the transaction, MetLife, which is already the largest life insurer in the United States and Mexico, will become a leading competitor in Japan, the world’s second-largest life insurance market. The transaction materially advances MetLife’s position in Europe. It also moves MetLife into a top five market position in many high growth emerging markets in Central and Eastern Europe, the Middle East and Latin America.

“With this acquisition, MetLife is delivering on its strategy to accelerate international expansion as a powerful growth engine for the company,” said C. Robert Henrikson, chairman, president and chief executive officer of MetLife, Inc. “Today’s transaction will bring together two profitable, complementary, well-established businesses with superb track records and strong long-term growth potential. We expect it will increase MetLife’s return on equity and be accretive to operating earnings.”
MetLife expects the transaction to increase its 2011 operating earnings per share by approximately $0.45 to $0.55 per share, and enable the company to increase its estimated 2011 year-end operating return on equity by 140 to 160 basis points. Operating earnings per share does not include transition and other one-time expenses estimated at $0.12 per share.
MetLife and AIG will enter into an Investor Rights Agreement which will, among other things, require AIG to hold specified amounts of MetLife securities for certain designated periods of time. Certain lock-ups will begin to expire nine months after closing. The ALICO special purpose vehicle intends to monetize the MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods.
Henrikson added, “This transaction creates a global leader in life insurance and employee benefits by adding significant scale and geographic reach to MetLife’s international footprint and further diversifying the company’s product mix, distribution channels and geographic exposures. We have tremendous respect for the franchise that the ALICO team has built and, to ensure a successful integration, I have asked Bill Toppeta, president of MetLife’s International business, to lead the integration of ALICO into MetLife.”
“MetLife has a proven track record in integrating complex multi-national acquisitions and we look forward to welcoming our new ALICO colleagues,” said William J. Toppeta, president, MetLife’s International business. “Moreover, we are committed to ensuring a smooth transition for ALICO’s customers and distributors, who will benefit by joining a financially strong, industry-leading organization with more than 140 years of experience in providing customers with the products and services they need to protect their financial future.”
Founded in 1921, ALICO is a leading international life insurer that provides consumers and businesses with products and services for life insurance, accident and health insurance, retirement and wealth management solutions. The transaction includes all of ALICO, including the company’s approximately 60,000 points of distribution, including agents, brokers and financial institutions; 12,500 employees across more than 50 countries; and 20 million customers worldwide. The transaction also includes ALICO’s Global Benefits Network serving U.S. and foreign multinationals.
The transaction has been approved by the boards of directors of both MetLife and AIG, and is expected to close by the end of 2010. The transaction is subject to certain regulatory approvals and other customary closing conditions.
Credit Suisse served as principal financial advisor to MetLife. Barclays Capital served as special financial advisor to MetLife. BofA Merrill Lynch, Deutsche Bank and HSBC also served as financial advisors to MetLife. Dewey & LeBoeuf LLP served as principal legal advisor to MetLife.
MetLife Conference Call
MetLife will hold a conference call and Webcast today at 8:00 a.m. (ET) to discuss the company’s acquisition of ALICO. The conference call will be available live via telephone and the Internet. To listen over the telephone, dial (612) 326-0027 (domestic and international callers). To listen to the conference call over the Internet and/or to access the presentation materials for this event, visit www.metlife.com (through a link on the Investor Relations page). Those who want to listen to the call on the telephone or via the Internet should dial in or go to the Web site at least fifteen minutes prior to the call to register, and/or download and install any necessary audio software.
Presentation materials referenced during the conference call will be included in a Current Report on Form 8-K that will be furnished to the U.S. Securities and Exchange Commission.
The conference call will be available for replay via telephone and the Internet beginning at 10:00 a.m. (ET) on Monday, March 8, 2010, until Monday, March 15, 2010 at 11:59 p.m. (ET). To listen to a replay of the conference call over the telephone, dial (320) 365-3844 (domestic and international callers). The access code for the replay is 146290. To access the replay of the conference call over the Internet, visit the above-mentioned Web site.
Non-GAAP and Other Financial Disclosures
All references above in this press release to net income (loss), net income (loss) per share, operating earnings, operating earnings per share and operating return on equity should be read as net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, operating earnings available to MetLife, Inc.’s common shareholders, operating earnings available to MetLife, Inc.’s common shareholders per diluted common share and operating return on common equity, respectively.
The historical and forward-looking financial information presented in this press release includes performance measures which are based on methodologies other than generally accepted accounting principles in the United States of America (“GAAP”). MetLife, Inc. analyzes its performance using financial measures, such as operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity, that are not based on GAAP. Operating earnings, defined as operating revenues less operating expenses, net of income tax, is the measure of segment profit or loss MetLife uses to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings available to common shareholders, which is used to evaluate the performance of Banking, Corporate & Other, as well as MetLife, is defined as operating earnings less preferred stock dividends.

Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations, and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.
Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations, (ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses), and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.
MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss) from continuing operations, net of income tax, GAAP net income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders, GAAP net income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders per diluted common share and return on common equity, respectively.
In this press release, MetLife provides guidance on its future earnings and earnings per diluted common share on an operating and non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.
About MetLife
MetLife, Inc. is a leading provider of insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, visit www.metlife.com.
This press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife’s actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect MetLife’s ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government’s plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) exposure to financial and capital market risk; (v) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife’s ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (vi) potential liquidity and other risks resulting from MetLife’s participation in a securities lending program and other transactions; (vii) investment losses and defaults, and changes to investment valuations; (viii) impairments of goodwill and realized losses or market value impairments to illiquid assets; (ix) defaults on MetLife’s mortgage loans; (x) the impairment of other financial institutions; (xi) MetLife’s ability to identify any future acquisitions and consummate such acquisitions, including the acquisition of ALICO, on successful terms, and to successfully integrate acquired businesses with minimal disruption; (xii) economic, political, currency and other risks relating to MetLife’s international operations; (xiii) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xiv) downgrades in MetLife, Inc.’s and its affiliates’ claims paying ability, financial strength or credit ratings; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefits (which may be affected by fair value adjustments arising from changes in MetLife’s own credit spread) on certain of MetLife’s variable annuity products; (xvi) availability and effectiveness of reinsurance or indemnification arrangements; (xvii) discrepancies between actual claims experience and assumptions used in setting prices for MetLife’s products and establishing the liabilities for MetLife’s obligations for future policy benefits and claims; (xviii) catastrophe losses; (xix) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xx) unanticipated changes in industry trends; (xxi) changes in accounting standards, practices and/or policies; (xxii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xxiii) increased expenses relating to pension and postretirement benefit plans; (xxiv) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (xxv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxvi) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xxvii) regulatory, legislative or tax changes that may affect the cost of, or demand for, MetLife’s products or services; (xxviii) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxix) the effectiveness of MetLife’s programs and practices in avoiding giving its associates incentives to take excessive risks; and (xxx) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC; and (xxxi) any of the foregoing factors as they relate to ALICO and its operations.
Neither MetLife, Inc. nor ALICO undertakes any obligation to publicly correct or update any forward-looking statement if they later become aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.
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